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                                                                    EXHIBIT 99.1

[NETZEE LOGO]




FOR IMMEDIATE RELEASE

Contact: Richard S. Eiswirth
         Chief Financial Officer
         770-200-3450



         NETZEE CLOSES ACQUISITION OF INTERNET BANKING AND BILL PAYMENT
                    BUSINESSES FROM JOHN H. HARLAND COMPANY


ATLANTA, Nov. 10, 2000 -- Netzee, Inc. (Nasdaq:NETZ), a leading provider of Internet banking products and e-commerce solutions to the financial services industry, announced today that it has completed the acquisition of John H. Harland Company's (NYSE: JH) Internet banking and bill payment businesses.

Under the terms of the agreement, Netzee acquired these businesses for 4.4 million shares of Netzee common stock. Harland, a leading provider of financial software, printed products and direct marketing to the financial institution market, also made a $5 million secured loan to Netzee at the time of the initial signing on September 29, 2000. With the closing, Harland now has a 17 percent ownership interest in Netzee.

"Netzee is now one of the largest Internet banking providers in the United States in terms of installed financial institutions, backed by two well established investors - Harland and The InterCept Group (Nasdaq: ICPT)." said Donny R. Jackson, chief executive officer of Netzee. "We've positioned Netzee for growth by expanding our product line to offer customers both in-house and service bureau based Internet banking solutions, enlarging our customer base to include a number of credit unions and enhancing our customer service capabilities with a new customer call center."

Netzee now has approximately 900 financial institutions under contract with more than 750 actually installed on one or more of its online banking products.

ABOUT NETZEE

Netzee provides financial institutions with an integrated retail suite of Internet-based products and services, including full-service Internet banking, bill payment, cash management, online brokerage, Internet commerce services, online check reordering, custom Web design and hosting, implementation and marketing services. Netzee also provides financial institutions with an integrated wholesale suite of products and services, including regulatory reporting software and financial information tools. The company was founded in 1999 as a subsidiary of The InterCept Group, Inc. Netzee became a public company in November 1999 with The InterCept Group presently maintaining a 29 percent ownership interest. Netzee currently serves over 7,000 institutional customers with one or more of its products. The company's stock is traded on the Nasdaq National Market under the symbol "NETZ." Netzee can be found on the Internet at www.netzee.com.

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SAFE HARBOR STATEMENT

         This release contains statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E the Securities Exchange Act of 1934, as amended. These statements include all statements that are not statements of historical fact regarding the intent, belief or expectations of Netzee and its management with respect to, among other things: (1) trends affecting our operations, financial condition and business; (2) our growth and operating strategies; (3) whether we can successfully combine the operations we have acquired and operations we may acquire, to create or continue improvements to our financial condition; (4) our ability to develop, test, sell and support new, enhanced and integrated products, services and features in a timely manner or at all; (5) our ability to achieve our sales and revenue objectives; (6) the continued and future acceptance of and demand for our products and services by our customers and their customers; (7) our ability to raise additional capital if and when needed; and 8) whether our current or future strategic marketing alliances will be successful in generating sales or in improving our business, results of operations or financial condition. The words "may," "will," "anticipate," "believe," "intend," "plan," "allow," "strategy" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected in the forward-looking statements as a result of risks related to the integration of acquired assets and businesses; the Company's ability to achieve, manage or maintain growth and execute its business strategy successfully; its dependence on developing, testing and implementing enhanced and new products and services; Netzee's ability to sell its products and services to financial institution customers and their customers; Netzee's ability to respond to competition; the volatility associated with Internet-related companies; and various other factors discussed in detail in Netzee's filings with the Securities and Exchange Commission, including the "Factors that May Affect Our Future Results of Operations or Financial Condition" section in Netzee's Form 10-K for the fiscal year ended December 31, 1999, as filed with the SEC on March 29, 2000, as amended on May 1, 2000, and other periodic reports filed by Netzee under the Securities Exchange Act of 1934, as amended. Netzee undertakes no obligations to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

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